Exhibit 10.64

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT				1. CONTRACT ID CODE	PAGE OF PAGES
				V	1	3
2. AMENDMENT/MODIFICATION NO		3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
P00022		30-Apr-2013	0010299853-0002
6. ISSUED BY	CODE	W911QY	7. ADMINISTERED BY (If other than item 6)	CODE	SCN01A
ACC-APG NATICK DIVISION 1564 FREEDMAN DRIVE FORT DETRICK MD 21702			DCMA AMERICAS (CANADA) 275 BANK ST. SUITE 200 OTTAWA, ONT. CNK2P-2L6

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code) TEKMIRA PHARMACEUTICALS CORPORATION				9A. AMENDMENT OF SOLICITATION NO.
8900 GLENLYON PKY SUITE 100 BURNABY V5J 5J8				9B. DATED (SEE ITEM 11)
			X	10A. MOD. OF CONTRACT/ORDER NO. W9113M-10-C-0057
			X	10B. DATED (SEE ITEM 13)
CODE L8144		FACILITY CODE		14-Jul-2010
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
☐	The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer			☐ is extended ☐ is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:
(a) By completing Items 8 and 15, and returning _____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN
REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).

X			C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: Mutual Agreement of Both Parties
D. OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
Modification Control Number:     soconnel131822
See attached Summary of Changes.

Except as provided herein, all terms and conditions ofthe document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)			16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
			TEL:	EMAIL:
15B. CONTRACTOR/OFFEROR		15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
		April 30, 2013		1 May 2013
BY
(Signature of person authorized to sign)			(Signature of Contracting Officer)

EXCEPTION TO SF 30 APPROVED BY OIRM 11-84	30-105-04	STANDARD FORM 30 (Rev. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

W9113M-10-C-0057
(soconnel143314)

SECTION SF 30 BLOCK 14 CONTINUATION PAGE

SUMMARY OF CHANGES

SECTION SF 30 - BLOCK 14 CONTINUATION PAGE

The following have been added by full text: MODIFICATION P00022

A. The purpose of this modification is to incorporate Tekmira Pharmaceuticals Corporation change proposal dated 1 Nov 12 through revisions received 22 Apr 13 for the incorporation of reformulation of SNALP-G in CLIN 0001 thereby effecting the changes to Sections A., B., F., and J. shown below. The Statement of Work, Attachment 1 to Section J, as revised 8 Feb 2013, is attached to this modification.

B. Included in the estimated Target Costs increased by this modification are costs that are [***] in the amount of $[***] as delineated in the proposal through revision dated [***].

C. At the time the price for this modification was established, agreement could not be reached on indirect expense rates due to audit not yet being completed. The indirect costs are being audit by the Canadian Public Works Group. Upon conclusion of the audit any adjustments to the indirect rates shall require a modification to the Contract. Any upward adjustments resulting from this audit shall not be fee bearing. A ceiling is established herein for any upward adjustment whereby at no time shall the final target cost of CLIN 0001be caused to exceed $37,940,000.

D. The parties hereto specifically agree that the changes effected by this modification constitute both the consideration and the equitable adjustment due under any clause of this contract resulting from the incorporation of the proposal for the SNALP-G formulation.

SECTION A - SOLICITATION/CONTRACT FORM

The total cost of this contract was increased by $6,930,828.67 from $34,788,297.57 to $41,719,126.24.

SECTION B - SUPPLIES OR SERVICES AND PRICES

CLIN 0001
The target cost has increased by $[***] from $[***] to $[***]. The target profit/fee has increased by $[***] from $[***] to $[***]
The total cost of this line item has increased by $[***] from $[***] to $[***]

SECTION F - DELIVERIES OR PERFORMANCE

The following Delivery Schedule item for CLIN 0001 has been changed from:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC
30-APR-2013		N/A FOB: Destination

W9113M-10-C-0057
(soconnel143314)

To:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC
30-SEP-2014		N/A FOB: Destination

SECTION J - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS

The following have been modified: SECTION J

LIST OF ATTACHMENTS

Attachment No.	Description	Date	Number of Pages
1	Contractor’s Statement	8 Feb 2013	25
	of Work

Exhibit No.
A001 Contract Work Breakdown Structure (CWBS)
A002 Contractor’s Progress, Status, & Management Report A003 Contract Funds Status Report, DD Form 1586
A004 Integrated Master Schedule A005 Contract Performance Report A006 In Process Review

(End of Summary of Changes)